SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2013
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

9192 Red Branch Rd.
Suite 110
Columbia, Maryland 21045
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

The description in Item 3.02 is incorporated in this Item 1.02 by reference.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On February 1, 2013, New Energy Technologies, Inc. (the “Company”), entered into a loan conversion agreement (the “Conversion Agreement”) with 1420524 Alberta Ltd. (“Holder”), pursuant to which Holder agreed to convert all moneys owed by the Company to Holder pursuant to a Bridge Loan Agreement dated April 17, 2012, in the principal amount of $1,000,000, into shares of Company’s common stock at a price of $0.64 per share of common stock, totaling 1,650,869 restricted shares of Company’s common stock and the issuance to Holder of a Series H Common Stock Purchase Warrant (the “Series H Warrant”) allowing Holder to purchase up to 825,435 shares of Company’s common stock. The Series H Warrant is exercisable for a period of three (3) years from the date of issuance at an exercise price of $0.83 per share. Additionally, the Conversion Agreement provides Holder and a designee certain registration rights for their shares of the Company’s common stock.

The foregoing transaction is exempt from the registration requirements of the Securities Act of 1933, as amended, by Section 4(a)(2) thereof and/or Regulation S promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Exemptions other than the foregoing exemption(s) may exist for the transaction.

A copy of the Conversion Agreement is attached as Exhibit 10.1 hereto and the description thereof in this Item 3.02 is qualified in its entirety by reference to the full text of the Conversion Agreement. A copy of the Series H Warrant is attached as Exhibit 4.3 to the Company’s post-effective number 1 to registration statement on Form S-1 filed with the Securities and Exchange Commission on December 7, 2012, and the description thereof in this Item 3.02 is qualified in its entirety by reference to the full text of the Series H Warrant.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Number	Description

10.1	Loan Conversion Agreement dated February 1, 2013, by and between New Energy Technologies, Inc. and 1420524 Alberta Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 7, 2013.

New Energy Technologies, Inc.

By:	/s/ John Conklin
Name: John Conklin Title: President, Chief Executive Officer and Chief Financial Officer

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